Valued Advisers Trust

TVAM International Intrinsic Value Fund

Supplement to the Prospectus dated January 9, 2012

Supplement dated February 4, 2013

The Board of Trustees of the Valued Advisers Trust has determined to terminate the TVAM International Intrinsic Value Fund (the “Fund”) effective immediately. Because the Fund never commenced operations, there will be no liquidation and distribution of the Fund’s assets.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated January 9, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (855) 804-8633.